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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2002

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11377	CINERGY CORP. (A Delaware Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-1385023
1-1232	THE CINCINNATI GAS & ELECTRIC COMPANY (An Ohio Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-0240030
1-3543	PSI ENERGY, INC. (An Indiana Corporation) 1000 East Main Street Plainfield, Indiana 46168 (513) 421-9500	35-0594457
2-7793	THE UNION LIGHT, HEAT AND POWER COMPANY (A Kentucky Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-0473080

Item 7. Financial Statements and Exhibits.

        The registrants file this Form 8-K Current Report for the purpose of filing the exhibits listed below. Exhibits 99.1 and 99.2 are expected to be filed in identical form with the registrants' Form 10-K Annual Report for the year ended December 31, 2001.

        (c) Exhibits

Exhibit Number	Description
23.1	Consent of Arthur Andersen LLP
99.1	Financial Statements:
Report of Independent Public Accountants
Cinergy Corp. and Subsidiaries
	—	Consolidated Statements of Income for the three years ended December 31, 2001
	—	Consolidated Balance Sheets at December 31, 2001 and 2000
	—	Consolidated Statements of Changes in Common Stock Equity for the three years ended December 31, 2001
	—	Consolidated Statements of Cash Flows for the three years ended December 31, 2001
The Cincinnati Gas & Electric Company and Subsidiaries
	—	Consolidated Statements of Income for the three years ended December 31, 2001
	—	Consolidated Balance Sheets at December 31, 2001 and 2000
	—	Consolidated Statements of Changes in Common Stock Equity for the three years ended December 31, 2001
	—	Consolidated Statements of Cash Flows for the three years ended December 31, 2001
	—	Consolidated Statements of Capitalization at December 31, 2001, and 2000
PSI Energy, Inc. and Subsidiary
	—	Consolidated Statements of Income for the three years ended December 31, 2001
	—	Consolidated Balance Sheets at December 31, 2001 and 2000
	—	Consolidated Statements of Changes in Common Stock Equity for the three years ended December 31, 2001
	—	Consolidated Statements of Cash Flows for the three years ended December 31, 2001
	—	Consolidated Statements of Capitalization at December 31, 2001, and 2000
The Union Light, Heat and Power Company
	—	Statements of Income for the three years ended December 31, 2001
	—	Balance Sheets at December 31, 2001 and 2000
	—	Statements of Changes in Common Stock Equity for the three years ended December 31, 2001
	—	Statements of Cash Flows for the three years ended December 31, 2001
	—	Statements of Capitalization at December 31, 2001, and 2000
Notes to Financial Statements
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINERGY CORP.
Dated: February 19, 2002	By	/s/ WENDY L. AUMILLER Name: Wendy L. Aumiller Title: Acting Treasurer

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Arthur Andersen LLP
99.1	Financial Statements:
Report of Independent Public Accountants
Cinergy Corp. and Subsidiaries
	—	Consolidated Statements of Income for the three years ended December 31, 2001
	—	Consolidated Balance Sheets at December 31, 2001 and 2000
	—	Consolidated Statements of Changes in Common Stock Equity for the three years ended December 31, 2001
	—	Consolidated Statements of Cash Flows for the three years ended December 31, 2001
The Cincinnati Gas & Electric Company and Subsidiaries
	—	Consolidated Statements of Income for the three years ended December 31, 2001
	—	Consolidated Balance Sheets at December 31, 2001 and 2000
	—	Consolidated Statements of Changes in Common Stock Equity for the three years ended December 31, 2001
	—	Consolidated Statements of Cash Flows for the three years ended December 31, 2001
	—	Consolidated Statements of Capitalization at December 31, 2001, and 2000
PSI Energy, Inc. and Subsidiary
	—	Consolidated Statements of Income for the three years ended December 31, 2001
	—	Consolidated Balance Sheets at December 31, 2001 and 2000
	—	Consolidated Statements of Changes in Common Stock Equity for the three years ended December 31, 2001
	—	Consolidated Statements of Cash Flows for the three years ended December 31, 2001
	—	Consolidated Statements of Capitalization at December 31, 2001, and 2000
The Union Light, Heat and Power Company
	—	Statements of Income for the three years ended December 31, 2001
	—	Balance Sheets at December 31, 2001 and 2000
	—	Statements of Changes in Common Stock Equity for the three years ended December 31, 2001
	—	Statements of Cash Flows for the three years ended December 31, 2001
	—	Statements of Capitalization at December 31, 2001, and 2000
Notes to Financial Statements
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations

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SIGNATURES
EXHIBIT INDEX